                                    INDENTURE

                         DATED AS OF SEPTEMBER 15, 2001
                            ------------------------

                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                (14 WALL STREET,
                            NEW YORK, NEW YORK 10005)

                                                  AS TRUSTEE


                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2001 SERIES D

                    AND GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2001 SERIES E

                                       AND

                         (B) RECORDING AND FILING DATA.

                               TABLE OF CONTENTS*

                                                                                             PAGE
                                                                                             ----
PARTIES.........................................................................................1
RECITALS........................................................................................1
         Original Indenture and Supplementals...................................................1
         Issue of Bonds Under Indenture.........................................................2
         Bonds Heretofore Issued................................................................2
         Reason for Creation of New Series.....................................................12
         Bonds to be 2001 Series D and 2001 Series E...........................................12
         Further Assurance.....................................................................12
         Authorization of Supplemental Indenture...............................................13
         Consideration for Supplemental Indenture..............................................13
PART I. CREATION OF THREE HUNDRED TWENTY-NINTH SERIES OF BONDS. GENERAL AND REFUNDING
MORTGAGE BONDS, 2001 SERIES D..................................................................13
         Sec. 1.   Terms of Bonds of 2001 Series D.............................................13
                   Release.....................................................................13
         Sec. 2.   Redemption of Bonds of 2001 Series D........................................13
         Sec. 3.   Redemption of Bonds of 2001 Series D in event of acceleration of Notes......13
         Sec. 4.   Form of Bonds of 2001 Series D..............................................13
                   Form of Trustee's Certificate...............................................13
PART II. CREATION OF THREE HUNDRED THIRTIETH SERIES OF BONDS. GENERAL AND REFUNDING
MORTGAGE BONDS, 2001 SERIES E..................................................................13
         Sec. 1.   Terms of Bonds of 2001 Series E.............................................13
                   Release.....................................................................13
         Sec. 2.   Redemption of Bonds of 2001 Series E........................................13
         Sec. 3.   Redemption of Bonds of 2001 Series E in event of acceleration of Notes......13
         Sec. 4.   Form of Bonds of 2001 Series E..............................................13
                   Form of Trustee's Certificate...............................................13
PART III. RECORDING AND FILING DATA............................................................13
         Recording and Filing of Original Indenture............................................13
         Recording and Filing of Supplemental Indentures.......................................13
         Recording of Certificates of Provision for Payment....................................13
PART IV. THE TRUSTEE...........................................................................13
         Terms and Conditions of Acceptance of Trust by Trustee................................13
PART V. MISCELLANEOUS..........................................................................13
         Confirmation of Section 318(c) of Trust Indenture Act.................................13

         Execution in Counterparts.............................................................13
         Testimonium...........................................................................13
         Execution.............................................................................13
         Acknowledgment of Execution by Company................................................13
         Acknowledgment of Execution by Trustee................................................13
         Affidavit as to Consideration and Good Faith..........................................13

------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 15th day of September, in the year 2001, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and First Chicago Trust Company of New York, a trust company organized and existing under the laws of the State of New York, having its corporate trust office at 14 Wall Street, in the Borough of Manhattan, The City and State of New York, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE AND         WHEREAS, the Company has heretofore executed and
SUPPLEMENTALS.                 delivered its Mortgage and Deed of Trust
                               (hereinafter referred to as the "Original
                               Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                               Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                               June 1, 1931, October 1, 1932, September 25,
                               1935, September 1, 1936, November 1, 1936,
                               February 1, 1940, December 1, 1940, September 1,
                               1947, March 1, 1950, November 15, 1951, January
                               15, 1953, May 1, 1953, March 15, 1954, May 15,
                               1955, August 15, 1957, June 1, 1959, December 1,
                               1966, October 1, 1968, December 1, 1969, July 1,
                               1970, December 15, 1970, June 15, 1971, November
                               15, 1971, January 15, 1973, May 1, 1974, October
                               1, 1974, January 15, 1975, November 1, 1975,
                               December 15, 1975, February 1, 1976, June 15,
                               1976, July 15, 1976, February 15, 1977, March 1,
                               1977, June 15, 1977, July 1, 1977, October 1,
                               1977, June 1, 1978, October 15, 1978, March 15,
                               1979, July 1, 1979, September 1, 1979, September
                               15, 1979, January 1, 1980, April 1, 1980, August
                               15, 1980, August 1, 1981, November 1, 1981, June
                               30, 1982, August 15, 1982, June 1, 1983, October
                               1, 1984, May 1, 1985, May 15, 1985, October 15,
                               1985, April 1, 1986, August 15, 1986, November
                               30, 1986, January 31, 1987,

                               April 1, 1987, August 15, 1987, November 30,
                               1987, June 15, 1989, July 15, 1989, December 1,
                               1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1,
                               1991, November 1, 1991, January 15, 1992,
                               February 29, 1992, April 15, 1992, July 15, 1992,
                               July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15,
                               1993, April 1, 1993, April 26, 1993, May 31,
                               1993, June 30, 1993, June 30, 1993, September 15,
                               1993, March 1, 1994, June 15, 1994, August 15,
                               1994, December 1, 1994, August 1, 1995, August 1,
                               1999, August 15, 1999 and January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1,
                               2001 and August 15, 2001 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS                 WHEREAS, the Indenture provides that said bonds
UNDER INDENTURE.               shall be issuable in one or more series, and
                               makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.       WHEREAS, bonds in the principal amount of Nine
                               billion two hundred thirty-six million three hundred seventy-two thousand dollars
                               ($9,236,372,000) have heretofore been issued under the indenture as follows, viz:

                                  (1)  Bonds of         -- Principal Amount $26,016,000,
                                       Series A
                                  (2)  Bonds of         -- Principal Amount $23,000,000,
                                       Series B
                                  (3)  Bonds of         -- Principal Amount $20,000,000,
                                       Series C
                                  (4)  Bonds of         -- Principal Amount $50,000,000,
                                       Series D
                                  (5)  Bonds of         -- Principal Amount $15,000,000,
                                       Series E
                                  (6)  Bonds of         -- Principal Amount $49,000,000,
                                       Series F
                                  (7)  Bonds of         -- Principal Amount $35,000,000,
                                       Series G
                                  (8)  Bonds of         -- Principal Amount $50,000,000,
                                       Series H
                                  (9)  Bonds of         -- Principal Amount $60,000,000,
                                       Series I
                                 (10)  Bonds of         -- Principal Amount $35,000,000,
                                       Series J
                                 (11)  Bonds of         -- Principal Amount $40,000,000,
                                       Series K
                                 (12)  Bonds of         -- Principal Amount $24,000,000,
                                       Series L
                                 (13)  Bonds of         -- Principal Amount $40,000,000,
                                       Series M
                                 (14)  Bonds of         -- Principal Amount $40,000,000,
                                       Series N
                                 (15)  Bonds of         -- Principal Amount $60,000,000,
                                       Series O
                                 (16)  Bonds of         -- Principal Amount $70,000,000,
                                       Series P
                                 (17)  Bonds of         -- Principal Amount $40,000,000,
                                       Series Q
                                 (18)  Bonds of         -- Principal Amount $50,000,000,
                                       Series W
                                 (19)  Bonds of         -- Principal Amount $100,000,000,
                                       Series AA
                                 (20)  Bonds of         -- Principal Amount $50,000,000,
                                       Series BB
                                 (21)  Bonds of         -- Principal Amount $50,000,000,
                                       Series CC
                                 (22)  Bonds of         -- Principal Amount $100,000,000,
                                       Series UU
                              (23-31)  Bonds of         -- Principal Amount $14,305,000,
                                       Series DDP
                                       Nos. 1-9
                              (32-45)  Bonds of         -- Principal Amount $45,600,000,
                                       Series FFR

                                       Nos. 1-14
                              (46-67)  Bonds of         -- Principal Amount $42,300,000,
                                       Series GGP
                                       Nos. 1-22
                                 (68)  Bonds of         -- Principal Amount $50,000,000,
                                       Series HH
                              (69-90)  Bonds of         -- Principal Amount $3,750,000,
                                       Series IIP
                                       Nos. 1-22
                              (91-98)  Bonds of         -- Principal Amount $6,850,000,
                                       Series JJP
                                       Nos. 1-8
                             (99-107)  Bonds of         -- Principal Amount $34,890,000,
                                       Series KKP
                                       Nos. 1-9
                            (108-122)  Bonds of         -- Principal Amount $8,850,000,
                                       Series LLP
                                       Nos. 1-15
                            (123-143)  Bonds of         -- Principal Amount $47,950,000,
                                       Series NNP
                                       Nos. 1-21
                            (144-161)  Bonds of         -- Principal Amount $18,880,000,
                                       Series OOP
                                       Nos. 1-18
                            (162-180)  Bonds of         -- Principal Amount $13,650,000,
                                       Series QQP
                                       Nos. 1-19
                            (181-195)  Bonds of         -- Principal Amount $3,800,000,
                                       Series TTP
                                       Nos. 1-15
                                (196)  Bonds of 1980    -- Principal Amount $50,000,000,
                                       Series A
                            (197-221)  Bonds of 1980    -- Principal Amount $35,000,000,
                                       Series CP
                                       Nos. 1-25
                            (222-232)  Bonds of 1980    -- Principal Amount $10,750,000,
                                       Series DP
                                       Nos. 1-11
                            (233-248)  Bonds of 1981    -- Principal Amount $124,000,000,
                                       Series AP
                                       Nos. 1-16
                                (249)  Bonds of 1985    -- Principal Amount $35,000,000,
                                       Series A
                                (250)  Bonds of 1985    -- Principal Amount $50,000,000,

                                       Series B
                                (251)  Bonds of         -- Principal Amount $70,000,000,
                                       Series PP
                                (252)  Bonds of         -- Principal Amount $70,000,000,
                                       Series RR
                                (253)  Bonds of         -- Principal Amount $50,000,000,
                                       Series EE
                            (254-255)  Bonds of         -- Principal Amount $5,430,000,
                                       Series MMP and
                                       MMP No. 2
                                (256)  Bonds of         -- Principal Amount $75,000,000,
                                       Series T
                                (257)  Bonds of         -- Principal Amount $75,000,000,
                                       Series U
                                (258)  Bonds of 1986    -- Principal Amount $100,000,000,
                                       Series B
                                (259)  Bonds of 1987    -- Principal Amount $250,000,000,
                                       Series D
                                (260)  Bonds of 1987    -- Principal Amount $150,000,000,
                                       Series E
                                (261)  Bonds of 1987    -- Principal Amount $225,000,000,
                                       Series C
                                (262)  Bonds of         -- Principal Amount $100,000,000,
                                       Series V
                                (263)  Bonds of         -- Principal Amount $150,000,000,
                                       Series SS
                                (264)  Bonds of 1980    -- Principal Amount $100,000,000,
                                       Series B
                                (265)  Bonds of 1986    -- Principal Amount $200,000,000,
                                       Series C
                                (266)  Bonds of 1986    -- Principal Amount $200,000,000,
                                       Series A
                                (267)  Bonds of 1987    -- Principal Amount $175,000,000,
                                       Series B
                                (268)  Bonds of         -- Principal Amount $100,000,000,
                                       Series X
                                (269)  Bonds of 1987    -- Principal Amount $200,000,000,
                                       Series F

                                (270)  Bonds of 1987    -- Principal Amount $300,000,000,
                                       Series A
                                (271)  Bonds of         -- Principal Amount $60,000,000,
                                       Series Y
                                (272)  Bonds of         -- Principal Amount $100,000,000,
                                       Series Z
                                (273)  Bonds of 1989    -- Principal Amount $300,000,000,
                                       Series A
                                (274)  Bonds of 1984    -- Principal Amount $2,400,000,
                                       Series AP
                                (275)  Bonds of 1984    -- Principal Amount $7,750,000,
                                       Series BP
                                (276)  Bonds of         -- Principal Amount $100,000,000,
                                       Series R
                                (277)  Bonds of         -- Principal Amount $150,000,000,
                                       Series S
                                (278)  Bonds of 1993    -- Principal Amount $100,000,000,
                                       Series D
                                (279)  Bonds of 1992    -- Principal Amount $50,000,000,
                                       Series E
                                (280)  Bonds of 1993    -- Principal Amount $50,000,000,
                                       Series B
                                (281)  Bonds of 1989    -- Principal Amount $66,565,000,
                                       Series BP
                                (282)  Bonds of 1990    -- Principal Amount $194,649,000
                                       Series A
                                (283)  Bonds of 1993    -- Principal Amount $225,000,000
                                       Series G
                                (284)  Bonds of 1993    -- Principal Amount $160,000,000
                                       Series K
                                (285)  Bonds of 1991    -- Principal Amount $41,480,000
                                       Series EP

                            all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                           (286-291) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                           (292) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred fourteen million one hundred ninety-two thousand dollars ($114,192,000) principal amount have heretofore been retired and One hundred forty-two million seven hundred forty thousand dollars ($142,740,000) principal amount are outstanding at the date hereof;


                           (293) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-one million twenty-eight thousand dollars ($41,028,000) principal amount have heretofore been retired and Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount are outstanding at the date hereof;

                           (294) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                           (295) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                           (296) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars

                           ($32,800,000), all of which are outstanding at the date hereof;

                           (297) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                           (298) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                           (299) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                           (300) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                           (301) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred thirty million four hundred ninety-five thousand dollars ($130,495,000) principal amount have heretofore been retired and One hundred sixty-nine million five hundred and five thousand ($169,505,000) principal amount are outstanding at the date hereof;

                           (302) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                           (303) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                           (304) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Eighty-one million six hundred thousand dollars ($81,600,000,000) principal amount have heretofore been retired and One hundred forty-three million four hundred thousand dollars ($143,400,000) principal amount are outstanding at the date hereof;

                           (305) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred twenty-nine million six hundred twenty-five thousand dollars ($229,625,000) principal amount have heretofore been retired and One hundred seventy million three hundred seventy-five thousand dollars ($170,375,000) principal amount are outstanding at the date hereof;


                           (306) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                           (307) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred twenty-two million three hundred ninety-five thousand dollars ($122,395,000) principal amount have heretofore been retired and One hundred seventy-seven million six hundred and five thousand dollars ($177,605,000) principal amount are outstanding at the date hereof;

                           (308) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                           (309) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                           (310) Bonds of 1993 Series H in the principal amount of

                           Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                           (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                           (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                           (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                           (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                           (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                           (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                           (317) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                           (318) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;


                           (319) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                           (320) Bonds of 1999 Series D in the principal amount of Forty million dollars ($40,000,000), all of which are outstanding at the date hereof;

                           (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which Fifty-eight million eight hundred twenty thousand dollars ($58,820,000) principal amount have heretofore been retired and One hundred sixty-one million one hundred eighty thousand dollars ($161,180,000) principal amount are outstanding at the date hereof;

                           (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                           (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                           (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof;

                           (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000) all of which are outstanding at the date hereof; and accordingly, the Company has issued and has presently outstanding Two billion four hundred forty-one million eight hundred sixty-two thousand dollars ($2,441,862,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR CREATION        WHEREAS, the Company intends to issue the series of
OF NEW SERIES.             Notes under the Note Indenture herein referred to,
                           and, pursuant to the Note Indenture, the Company has agreed to issue its General and Refunding Mortgage
                           Bonds under the Indenture in order further to secure its obligations with respect to the Notes; and

BONDS TO BE 2001           WHEREAS, for such purpose the Company desires by this
SERIES D AND 2001          Supplemental Indenture to create two new series of
SERIES E.                  bonds, to be designated "General and Refunding
                           Mortgage Bonds, 2001 Series D" and "General and
                           Refunding Mortgage Bonds, 2001 Series E", respectively, in the aggregate principal amount of Two Hundred million dollars ($200,000,000) and Five
                           Hundred million dollars ($500,000,000), respectively, to be authenticated and delivered pursuant to Section
                           8 of Article III of the Indenture; and

FURTHER ASSURANCE.         WHEREAS, the Original Indenture, by its terms,
                           includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                           (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof);

                           and

AUTHORIZATION OF           WHEREAS, the Company in the exercise of the powers
SUPPLEMENTAL               and authority conferred upon and reserved to it under
INDENTURE.                 and by virtue of the provisions of the Indenture, and
                           pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL               Detroit Edison Company, in consideration of the
INDENTURE.                 premises and of the covenants contained in the
                           Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                    PART I.
             CREATION OF THREE HUNDRED TWENTY-NINTH SERIES OF BONDS.
              GENERAL AND REFUNDING MORTGAGE BONDS, 2001 SERIES D

TERMS OF BONDS OF                   SECTION 1. The Company hereby creates the
2001 SERIES D.             three hundred twenty-ninth series of bonds to be
                           issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2001
                           Series D" (elsewhere herein referred to as the "bonds of 2001

                           Series D"). The aggregate principal amount of bonds of 2001 Series D shall be limited to Two hundred million dollars ($200,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of the holders of the bonds of 2001 Series D, "reopen" the bonds of 2001 Series D so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes outstanding upon a "reopening" of such series, so long as any additional bonds of 2001 Series D have the same tenor and terms as the bonds of 2001 Series D established hereby.

                                    Subject to the release provisions set forth
                           below, each bond of 2001 Series D is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 5.050% Senior Notes due 2005 (for purposes of this Part, the "Notes").

                                    The bonds of 2001 Series D shall be issued
                           as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2001 Series D shall be issued in the aggregate principal amount of $200,000,000, shall mature on October 1, 2005 (subject to earlier redemption or release) and shall bear interest at the rate of 5.050% per annum, payable semiannually in arrears on April 1 and October 1 of each year (commencing April 1, 2002), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                    The bonds of 2001 Series D shall be payable
                           as to
                           principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2001 Series D shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                    Except as provided herein, each bond of 2001
                           Series D shall be dated the date of its
                           authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2001 Series D, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to April 1, 2002, in which case interest shall be payable from October 10, 2001.

                                    The bonds of 2001 Series D in definitive
                           form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2001 Series D). Until bonds of 2001 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2001 Series D in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2001 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2001 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                    Interest on any bond of 2001 Series D which
                           is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2001 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2001 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2001 Series D issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2001 Series D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                    Bonds of 2001 Series D shall not be
                           assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2001 Series D shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2001 Series D upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                           Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2001 Series D during any period of ten days next preceding any redemption date for such bonds.

                                    Bonds of 2001 Series D, in definitive and
                           temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                    Upon payment of the principal or premium, if
                           any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2001 Series D in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE                             From and after the Release Date (as defined
                           in the Note Indenture), the bonds of 2001 Series D shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2001 Series D shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2001 Series D to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                       SECTION 2. Bonds of 2001 Series D shall be
BONDS OF 2001 SERIES       redeemed on the respective dates and in the
D.                         respective principal amounts which correspond to the
                           redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                    In the event the Company elects to redeem
                           any Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall on the same date redeem bonds of 2001 Series D in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2001 Series D on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                       SECTION 3. In the event of an Event of
BONDS OF 2001 SERIES       Default under the Note Indenture and the acceleration
D IN EVENT OF              of all Notes, the bonds of 2001 Series D shall be
ACCELERATION OF            redeemable in whole upon receipt by the Trustee of a
NOTES.                     written demand (hereinafter called a "Redemption
                           Demand") from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial
                           Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption
                           Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption
                           Date"). Notice of the date fixed as the Demand
                           Redemption Date shall be mailed
                           by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of
                           (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                           provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption
                           Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand
                           Redemption Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                                    Each bond of 2001 Series D shall be redeemed
                           by the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the
                           Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                    Anything herein contained to the contrary
                           notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                    SECTION 4. The bonds of 2001 Series D and
2001 SERIES D.             the form of Trustee's Certificate to be endorsed on
                           such bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]


                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2001 SERIES D

                                    Notwithstanding any provisions hereof or in
                           the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of October 10, 2001, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                             $_______                                  No.______

                                    THE DETROIT EDISON COMPANY (hereinafter
                           called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of dollars ($ ) in lawful money of the United States of America on October 1, 2005 (subject to earlier redemption or release) and interest thereon at the rate of 5.050% per annum, in like lawful money, from October 10, 2001, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 1 and October 1 of each year (commencing April 1, 2002), until the

                           Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                    Under a Collateral Trust Indenture, dated as
                           of June 30, 1993, as amended and as further supplemented as of October 10, 2001 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 5.050% Senior Notes due 2005 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                    Reference is hereby made to such further
                           provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                    This bond shall not be valid or become
                           obligatory for any purpose until First Chicago Trust Company of New York, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                    IN WITNESS WHEREOF, THE DETROIT EDISON
                           COMPANY has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                           Dated:      THE DETROIT EDISON COMPANY


                                       By:______________________________________
                                           Vice President and Treasurer



                           [SEAL]



                           Attest:_______________________________
                                   Assistant Corporate Secretary

                            [FORM OF REVERSE OF BOND]

                                    This bond is one of an authorized issue of
                           bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2001 Series D, limited to an aggregate principal amount of $200,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to First Chicago Trust Company of New York, as successor in interest to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of September 15,
                           2001) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of September 15, 2001, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                    This bond is redeemable upon the terms and
                           conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                                    Under the Indenture, funds may be deposited
                           with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2001 Series D (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                    In case an event of default, as defined in
                           the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                    Upon payment of the principal of, or
                           premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the
                           Note Indenture, bonds of 2001 Series D in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                    This bond is not assignable or transferable
                           except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                    From and after the Release Date (as defined
                           in the Note Indenture), the bonds of 2001 Series D shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2001 Series D shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2001 Series D to be less than the then outstanding principal amount of the Notes.

                                    No recourse shall be had for the payment of
                           the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                     This bond is one of the bonds, of the
CERTIFICATE.                   series designated therein, described in the
                               within-mentioned Indenture.

                                      FIRST CHICAGO TRUST COMPANY,
                                      OF NEW YORK, as Trustee


                                      By
                                         ---------------------------------------
                                         Authorized Officer

                                    PART II.
              CREATION OF THREE HUNDRED THIRTIETH SERIES OF BONDS. GENERAL AND REFUNDING MORTGAGE BONDS, 2001 SERIES E

TERMS OF BONDS OF 2001                SECTION 1. The Company hereby creates the
SERIES E.                      three hundred thirtieth series of bonds to be
                               issued under and secured by the Original
                               Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2001 Series E"
                               (elsewhere herein referred to as the "bonds of 2001 Series E"). The aggregate principal amount of bonds of 2001 Series E shall be limited to Five hundred million dollars ($500,000,000), except as provided in Sections 7 and 13 of
                               Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of the holders of the bonds of 2001
                               Series E, "reopen" the bonds of 2001 Series E so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes outstanding upon a "reopening" of such series, so long as any additional bonds of 2001 Series E have the same tenor and terms as the bonds of 2001 Series E established hereby.

                                      Subject to the release provisions set
                               forth below, each bond of 2001 Series E is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 6.125% Senior Notes due 2010 (for purposes of this Part, the "Notes").

                                      The bonds of 2001 Series E shall be issued
                               as registered bonds without coupons in
                               denominations of a multiple of $1,000. The bonds of 2001 Series E shall be issued in the aggregate principal amount of $500,000,000, shall mature on October 1, 2010 (subject to earlier redemption or release) and shall bear interest at the rate of 6.125% per annum, payable semiannually in arrears on April 1 and October 1 of each year (commencing April 1,
                               2002), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                      The bonds of 2001 Series E shall be
                               payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2001 Series E shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                      Except as provided herein, each bond of
                               2001 Series E shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2001 Series E, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to April 1, 2002, in which case interest shall be payable from October 10, 2001.

                                      The bonds of 2001 Series E, in definitive
                               form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2001 Series E). Until bonds of 2001 Series E in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2001 Series E in temporary form, as provided in Section 10 of
                               Article II of the Indenture. Temporary bonds of 2001 Series E, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2001 Series E, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                      Interest on any bond of 2001 Series E
                               which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2001 Series E, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2001 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2001 Series E issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2001 Series E not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                      Bonds of 2001 Series E shall not be
                               assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2001 Series E shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2001 Series E upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2001 Series E during any period of ten days next preceding any redemption date for such bonds.

                                      Bonds of 2001 Series E, in definitive and
                               temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                      Upon payment of the principal or premium,
                               if any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with
                               Article V of the Note Indenture, bonds of 2001 Series E in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE.                              From and after the Release Date (as
                               defined in the Note Indenture), the bonds of 2001 Series E shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2001 Series E shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2001 Series E to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF BONDS OF 2001           SECTION 2. Bonds of 2001 Series E shall be
SERIES E.                      redeemed on the respective dates and in the
                               respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                      In the event the Company elects to redeem
                               any Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall on the same date redeem bonds of 2001 Series E in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2001 Series E on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF BONDS OF 2001           SECTION 3. In the event of an Event of
SERIES E IN EVENT OF           Default under the Note Indenture and the
ACCELERATION OF NOTES.         acceleration of all Notes, the bonds of 2001
                               Series E shall be redeemable in whole upon receipt by the Trustee of a written demand
                               (hereinafter called a "Redemption Demand") from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual
                               Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                               provided, however, that if the Trustee shall not have received such notice fixing the Demand
                               Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                               Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption
                               Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                                      Each bond of 2001 Series E shall be
                               redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the

                               Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                      Anything herein contained to the contrary
                               notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF 2001                 SECTION 4. The bonds of 2001 Series E and
SERIES E.                      the form of Trustee's Certificate to be endorsed
                               on such bonds shall be substantially in the following forms, respectively:

                                            [FORM OF FACE OF BOND]

                                          THE DETROIT EDISON COMPANY
                                      GENERAL AND REFUNDING MORTGAGE BOND
                                                 2001 SERIES E

                                      Notwithstanding any provisions hereof or
                               in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of October 10, 2001, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                      $                       No.
                                       -------                   ------

                                      THE DETROIT EDISON COMPANY (hereinafter
                               called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New
                               York, the principal sum of      dollars ($      )
                               in lawful money of the United States of America on October 1, 2010 (subject to earlier redemption or release) and interest thereon at the rate of 6.125% per annum, in like lawful money, from October 10, 2001, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 1 and October 1 of each year (commencing April 1,
                               2002), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                      Under a Collateral Trust Indenture, dated
                               as of June 30, 1993, as amended and as further supplemented as of October 10, 2001 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 6.125% Senior Notes due 2010 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                      Reference is hereby made to such further
                               provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                      This bond shall not be valid or become
                               obligatory for any purpose until First Chicago Trust Company of New York, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                      IN WITNESS WHEREOF, THE DETROIT EDISON
                               COMPANY has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                               Dated:  THE DETROIT EDISON COMPANY


                                       By:
                                          --------------------------------------
                                          Vice President and Treasurer



                               [SEAL]



                               Attest:
                                      -----------------------------------
                                       Assistant Corporate Secretary

                                           [FORM OF REVERSE OF BOND]

                                      This bond is one of an authorized issue of
                               bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2001 Series E, limited to an aggregate principal amount of $500,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to First Chicago Trust Company of New York, as successor in interest to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of September 15, 2001) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of September 15, 2001, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                      This bond is redeemable upon the terms and
                               conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                                      Under the Indenture, funds may be
                               deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2001 Series E (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                      In case an event of default, as defined in
                               the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                      Upon payment of the principal of, or
                               premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2001 Series E in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                      This bond is not assignable or
                               transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                      From and after the Release Date (as
                               defined in the Note Indenture), the bonds of 2001 Series E shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2001 Series E shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2001 Series E to be less than the then outstanding principal amount of the Notes.

                                      No recourse shall be had for the payment
                               of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                     This bond is one of the bonds, of the
CERTIFICATE.                   series designated therein, described in the
                               within-mentioned Indenture.

                                      FIRST CHICAGO TRUST COMPANY,
                                      OF NEW YORK, as Trustee


                                      By
                                         ---------------------------------------
                                         Authorized Officer

                                   PART III.
                            RECORDING AND FILING DATA

RECORDING AND FILING OF               The Original Indenture and indentures
ORIGINAL INDENTURE.            supplemental thereto have been recorded and/or
                               filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

                                      The Original Indenture has been recorded
                               as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF               Pursuant to the terms and provisions of
SUPPLEMENTAL INDENTURES.       the Original Indenture, indentures supplemental
                               thereto heretofore entered into have been recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate
                               Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                 RECORDED AND/OR
                                                                                FILED AS SET FORTH
                                                                                        IN
                                  SUPPLEMENTAL             PURPOSE OF              SUPPLEMENTAL
                                    INDENTURE             SUPPLEMENTAL              INDENTURE
                                   DATED AS OF              INDENTURE              DATED AS OF:
                            ---------------------------  --------------         ----------------
                            June 1, 1925(a)(b).........  Series B Bonds         February 1, 1940
                            August 1, 1927(a)(b).......  Series C Bonds         February 1, 1940
                            February 1, 1931(a)(b).....  Series D Bonds         February 1, 1940
                            June 1, 1931(a)(b).........  Subject Properties     February 1, 1940

                                                                                 RECORDED AND/OR
                                                                                FILED AS SET FORTH
                                                                                        IN
                                  SUPPLEMENTAL             PURPOSE OF              SUPPLEMENTAL
                                    INDENTURE             SUPPLEMENTAL              INDENTURE
                                   DATED AS OF              INDENTURE              DATED AS OF:
                            ---------------------------  --------------         ----------------
                            October 1, 1932(a)(b)......  Series E Bonds         February 1, 1940
                            September 25, 1935(a)(b)...  Series F Bonds         February 1, 1940
                            September 1, 1936(a)(b)....  Series G Bonds         February 1, 1940
                            November 1, 1936(a)(b).....  Subject Properties     February 1, 1940
                            February 1, 1940(a)(b).....  Subject Properties     September 1, 1947
                            December 1, 1940(a)(b).....  Series H Bonds and     September 1, 1947
                                                            Additional
                                                            Provisions
                            September 1,                 Series I Bonds,        November 15, 1951
                            1947(a)(b)(c)..............     Subject
                                                            Properties and
                                                            Additional
                                                            Provisions
                            March 1, 1950(a)(b)(c).....  Series J Bonds and     November 15, 1951
                                                            Additional
                                                            Provisions
                            November 15,                 Series K Bonds         January 15, 1953
                            1951(a)(b)(c)..............     Additional
                                                            Provisions and
                                                            Subject Properties
                            January 15, 1953(a)(b).....  Series L Bonds         May 1, 1953
                            May 1, 1953(a).............  Series M Bonds and     March 15, 1954
                                                            Subject Properties
                            March 15, 1954(a)(c).......  Series N Bonds and     May 15, 1955
                                                            Subject Properties
                            May 15, 1955(a)(c).........  Series O Bonds and     August 15, 1957
                                                            Subject Properties
                            August 15, 1957(a)(c)......  Series P Bonds         June 1, 1959
                                                            Additional
                                                            Provisions and
                                                            Subject Properties
                            June 1, 1959(a)(c).........  Series Q Bonds and     December 1, 1966
                                                            Subject Properties
                            December 1, 1966(a)(c).....  Series R Bonds         October 1, 1968
                                                            Additional
                                                            Provisions and
                                                            Subject Properties
                            October 1, 1968(a)(c)......  Series S Bonds and     December 1, 1969
                                                            Subject Properties
                            December 1, 1969(a)(c).....  Series T Bonds and     July 1, 1970
                                                            Subject Properties
                            July 1, 1970(c)............  Series U Bonds and     December 15, 1970
                                                            Subject Properties
                            December 15, 1970(c).......  Series V and           June 15, 1971
                                                            Series W Bonds
                            June 15, 1971(c)...........  Series X Bonds and     November 15, 1971
                                                            Subject Properties
                            November 15, 1971(c).......  Series Y Bonds and     January 15, 1973
                                                            Subject Properties
                            January 15, 1973(c)........  Series Z Bonds and     May 1, 1974
                                                            Subject Properties
                            May 1, 1974................  Series AA Bonds and    October 1, 1974
                                                            Subject Properties
                            October 1, 1974............  Series BB Bonds and    January 15, 1975
                                                            Subject Properties
                            January 15, 1975...........  Series CC Bonds and    November 1, 1975
                                                            Subject Properties
                            November 1, 1975...........  Series DDP Nos. 1-9    December 15, 1975
                                                            Bonds and Subject
                                                            Properties
                            December 15, 1975..........  Series EE Bonds and    February 1, 1976

                                                                                 RECORDED AND/OR
                                                                                FILED AS SET FORTH
                                                                                        IN
                                  SUPPLEMENTAL             PURPOSE OF              SUPPLEMENTAL
                                    INDENTURE             SUPPLEMENTAL              INDENTURE
                                   DATED AS OF              INDENTURE              DATED AS OF:
                            ---------------------------  --------------         ----------------
                                                            Subject Properties
                            February 1, 1976...........  Series FFR Nos. 1-13   June 15, 1976
                                                            Bonds
                            June 15, 1976..............  Series GGP Nos. 1-7    July 15, 1976
                                                            Bonds and Subject
                                                            Properties
                            July 15, 1976..............  Series HH Bonds and    February 15, 1977
                                                            Subject Properties
                            February 15, 1977..........  Series MMP Bonds and   March 1, 1977
                                                            Subject Properties
                            March 1, 1977..............  Series IIP Nos. 1-7    June 15, 1977
                                                            Bonds, Series JJP
                                                            Nos. 1-7 Bonds,
                                                            Series KKP
                                                            Nos. 1-7 Bonds
                                                            and Series LLP
                                                            Nos. 1-7 Bonds
                            June 15, 1977..............  Series FFR No. 14      July 1, 1977
                                                            Bonds and
                                                            Subject Properties
                            July 1, 1977...............  Series NNP Nos. 1-7    October 1, 1977
                                                            Bonds and Subject
                                                            Properties
                            October 1, 1977............  Series GGP Nos. 8-22   June 1, 1978
                                                            Bonds and
                                                            Series OOP
                                                            Nos. 1-17 Bonds and
                                                            Subject Properties
                            June 1, 1978...............  Series PP Bonds,       October 15, 1978
                                                            Series QQP
                                                            Nos. 1-9 Bonds and
                                                            Subject Properties
                            October 15, 1978...........  Series RR Bonds and    March 15, 1979
                                                            Subject Properties
                            March 15, 1979.............  Series SS Bonds and    July 1, 1979
                                                            Subject Properties
                            July 1, 1979...............  Series IIP Nos. 8-22   September 1, 1979
                                                            Bonds, Series NNP
                                                            Nos. 8-21 Bonds
                                                            and Series TTP
                                                            Nos. 1-15 Bonds and
                                                            Subject Properties
                            September 1, 1979..........  Series JJP No. 8       September 15,
                                                            Bonds, Series KKP   1979
                                                            No. 8 Bonds,
                                                            Series LLP
                                                            Nos. 8-15 Bonds,
                                                            Series MMP No. 2
                                                            Bonds and
                                                            Series OOP No. 18
                                                            Bonds and
                                                            Subject
                                                            Properties
                            September 15, 1979.........  Series UU Bonds        January 1, 1980
                            January 1, 1980............  1980 Series A Bonds    April 1, 1980
                                                            and Subject
                                                            Properties
                            April 1, 1980..............  1980 Series B Bonds    August 15, 1980
                            August 15, 1980............  Series QQP Nos. 10-19  August 1, 1981

                                                                                 RECORDED AND/OR
                                                                                FILED AS SET FORTH
                                                                                        IN
                                  SUPPLEMENTAL             PURPOSE OF              SUPPLEMENTAL
                                    INDENTURE             SUPPLEMENTAL              INDENTURE
                                   DATED AS OF              INDENTURE              DATED AS OF:
                            ---------------------------  --------------         ----------------
                                                            Bonds,
                                                            1980 Series CP
                                                            Nos. 1-12 Bonds
                                                            and 1980
                                                            Series DP
                                                            No. 1-11 Bonds
                                                            and Subject
                                                            Properties
                            August 1, 1981.............  1980 Series CP         November 1, 1981
                                                            Nos. 13-25 Bonds
                                                            and Subject
                                                            Properties
                            November 1, 1981...........  1981 Series AP         June 30, 1982
                                                            Nos. 1-12 Bonds
                            June 30, 1982..............  Article XIV            August 15, 1982
                                                            Reconfirmation
                            August 15, 1982............  1981 Series AP         June 1, 1983
                                                            Nos. 13-14 and
                                                            Subject Properties
                            June 1, 1983...............  1981 Series AP         October 1, 1984
                                                            Nos. 15-16 and
                                                            Subject Properties
                            October 1, 1984............  1984 Series AP and     May 1, 1985
                                                            1984 Series BP
                                                            Bonds and
                                                            Subject Properties
                            May 1, 1985................  1985 Series A Bonds    May 15, 1985
                            May 15, 1985...............  1985 Series B Bonds    October 15, 1985
                                                            and Subject
                                                            Properties
                            October 15, 1985...........  Series KKP No. 9       April 1, 1986
                                                            Bonds and
                                                            Subject Properties
                            April 1, 1986..............  1986 Series A and      August 15, 1986
                                                            Subject Properties
                            August 15, 1986............  1986 Series B and      November 30, 1986
                                                            Subject Properties
                            November 30, 1986..........  1986 Series C          January 31, 1987
                            January 31, 1987...........  1987 Series A          April 1, 1987
                            April 1, 1987..............  1987 Series B and      August 15, 1987
                                                            1987 Series C
                            August 15, 1987............  1987 Series D and      November 30, 1987
                                                            1987 Series E and
                                                            Subject Properties
                            November 30, 1987..........  1987 Series F          June 15, 1989
                            June 15, 1989..............  1989 Series A          July 15, 1989
                            July 15, 1989..............  Series KKP No. 10      December 1, 1989
                            December 1, 1989...........  Series KKP No. 11 and  February 15, 1990
                                                            1989 Series BP
                            February 15, 1990..........  1990 Series A, 1990    November 1, 1990
                                                            Series B, 1990
                                                            Series C,
                                                            1990 Series D,
                                                            1990 Series E and
                                                            1990 Series F
                            November 1, 1990...........  Series KKP No. 12      April 1, 1991
                            April 1, 1991..............  1991 Series AP         May 1, 1991
                            May 1, 1991................  1991 Series BP and     May 15, 1991
                                                            1991 Series CP
                            May 15, 1991...............  1991 Series DP         September 1, 1991
                            September 1, 1991..........  1991 Series EP         November 1, 1991

                                                                                 RECORDED AND/OR
                                                                                FILED AS SET FORTH
                                                                                        IN
                                  SUPPLEMENTAL             PURPOSE OF              SUPPLEMENTAL
                                    INDENTURE             SUPPLEMENTAL              INDENTURE
                                   DATED AS OF              INDENTURE              DATED AS OF:
                            ---------------------------  --------------         ----------------
                            November 1, 1991...........  1991 Series FP         January 15, 1992
                            January 15, 1992...........  1992 Series BP         February 29, 1992
                                                                                and April 15, 1992
                            February 29, 1992..........  1992 Series AP         April 15, 1992
                            April 15, 1992.............  Series KKP No. 13      July 15, 1992
                            July 15, 1992..............  1992 Series CP         November 30, 1992
                            July 31, 1992..............  1992 Series D          November 30, 1992
                            November 30, 1992..........  1992 Series E and      March 15, 1993
                                                            1993 Series D
                            December 15, 1992..........  Series KKP No. 14 and  March 15, 1992
                                                            1989 Series BP
                                                            No. 2
                            January 1, 1993............  1993 Series C          April 1, 1993
                            March 1, 1993..............  1993 Series E          June 30, 1993
                            March 15, 1993.............  1993 Series D          September 15,
                                                                                1993
                            April 1, 1993..............  1993 Series FP and     September 15,
                                                            1993 Series IP      1993
                            April 26, 1993.............  1993 Series G and      September 15,
                                                            Amendment of        1993
                                                            Article II,
                                                            Section 5
                            May 31, 1993...............  1993 Series J          September 15,
                                                                                1993
                            September 15, 1993.........  1993 Series K          March 1, 1994
                            March 1, 1994..............  1994 Series AP         June 15, 1994
                            June 15, 1994..............  1994 Series BP         December 1, 1994
                            August 15, 1994............  1994 Series C          December 1, 1994
                            December 1, 1994...........  Series KKP No. 15 and  August 1, 1995
                                                            1994 Series DP
                            August 1, 1995.............  1995 Series AP and     August 1, 1999
                                                            1995 Series DP

                               -------------------------------

                               (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.
                               (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
                               (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF CERTIFICATES OF          All the bonds of Series A which were
PROVISION FOR PAYMENT.         issued under the Original Indenture dated as of
                               October 1, 1924, and of Series B, C, D, E, F, G,
                               H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA,
                               BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos.
                               1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos.
                               1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18,
                               QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A,
                               1980 Series CP Nos. 1-25, 1980 Series DP Nos.
                               1-11, 1981 Series AP Nos. 1-16, 1984 Series AP,
                               1984 Series BP, 1985 Series A, 1985 Series B,
                               1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989
                               Series A, 1990 Series A,

                               1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932,
                               September 25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951,
                               January 15, 1953, May 1, 1953, March 15, 1954,
                               May 15, 1955, August 15, 1957, December 15, 1970,
                               November 15, 1971, January 15, 1973, May 1, 1974,
                               October 1, 1974, January 15, 1975, November 1, 1975, February 1, 1976, June 15, 1976, July 15,
                               1976, October 1, 1977, March 1, 1977, July 1,
                               1979, March 1, 1977, March 1, 1977, March 1,
                               1977, September 1, 1979, July 1, 1977, July 1,
                               1979, September 15, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1, 1979, January
                               1, 1980, August 15, 1980, November 1, 1981,
                               October 1, 1984 May 1, 1985, May 15, 1985,
                               January 31, 1987, June 1, 1978, October 15, 1978,
                               December 15, 1975, February 15, 1977, September 1, 1979, June 15, 1989, February 15, 1990, March
                               15, 1993, April 26, 1992 and September 15, 1992
                               have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                    PART IV.

                                  THE TRUSTEE.

TERMS AND CONDITIONS OF               The Trustee hereby accepts the trust
ACCEPTANCE OF TRUST BY         hereby declared and provided, and agrees to
TRUSTEE.                       perform the same upon the terms and conditions in
                               the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                      The Trustee shall not be responsible in
                               any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART V.

                                 MISCELLANEOUS.

CONFIRMATION OF                       Except to the extent specifically provided
SECTION 318(C) OF TRUST        therein, no provision of this supplemental
INDENTURE ACT.                 indenture or any future supplemental indenture is
                               intended to modify, and the parties do hereby adopt and confirm, the provisions of Section
                               318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.            THIS SUPPLEMENTAL INDENTURE MAY BE
                               SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                               COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED
                               SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                               COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.                          IN WITNESS WHEREOF, THE DETROIT EDISON
                               COMPANY AND FIRST CHICAGO TRUST COMPANY OF NEW YORK HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE

                               SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                                  THE DETROIT EDISON COMPANY,


                               (Corporate Seal)   By /s/ N.A. Khouri
                                                       -------------------------
                                                  Name:  N.A. Khouri
                                                  Title: Vice President and
                                                         Treasurer
EXECUTION.                     Attest:

                               /s/ Jack L. Somers
                               ------------------------------
                               Name:  Jack L. Somers
                               Assistant Corporate Secretary

                               Signed, sealed and delivered by
                               THE DETROIT EDISON COMPANY,
                               in the presence of

                               /s/ K. Hier
                               ---------------------------------
                               Name:  K. Hier

                               /s/ Wayne Ginste, Jr.
                               ---------------------------------
                               Name:  Wayne Ginste, Jr.

                               STATE OF MICHIGAN
                                                              SS.:
                               COUNTY OF WAYNE

ACKNOWLEDGMENT OF EXECUTION    On this 2nd day of October, 2001, before me, the
BY COMPANY.                    subscriber, a Notary Public within and for the
                               County of Wayne, in the State of Michigan, personally appeared N.A. Khouri, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Vice President and Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N.A. Khouri acknowledged said instrument to be the free act and deed of said corporation.

                               (Notarial Seal)       /s/ Christina R. Jacobson
                                                     -------------------------
                                                   Christina R. Jacobson, Notary
                                                          Wayne County, MI
                                                    My Commission Expires 3/5/05

                                                   FIRST CHICAGO TRUST
                                                   COMPANY OF NEW YORK,


                               (Corporate Seal)    By /s/ Steven M. Wagner
                                                     ---------------------------
                                                   Name:  Steven M. Wagner
                                                   Title:    Vice President

                               Attest:

                               /s/ Marla S. Roth
                               ------------------------------
                               Name: Marla S. Roth
                               Title: Vice President

                               Signed, sealed and delivered by
                               FIRST CHICAGO TRUST COMPANY
                               OF NEW YORK,
                               in the presence of

                               /s/ Janice Ott Rotunno
                               ---------------------------------
                               Name: Janice Ott Rotunno

                               /s/ Charlene Nimrodi
                               ---------------------------------
                               Name: Charlene Nimrodi

                               STATE OF ILLINOIS
                                                                SS.:

ACKNOWLEDGMENT OF EXECUTION    On this 2nd day of October, 2001, before me, the
BY TRUSTEE.                    subscriber, a Notary Public within and for the
                               County of Cook, in the State of Illinois, personally appeared Steven M. Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at 1
                               Bank One Plaza, Chicago, Illinois 60670, and he is Vice President of FIRST CHICAGO TRUST COMPANY
                               OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                               and said Steven M. Wagner acknowledged said instrument to be the free act and deed of said corporation.

                               (Notarial Seal)  /s/ Caesar Frank Castro
                                                -----------------------
                                                Notary Public, State of Illinois
                                                Qualified in Cook County
                                                Commission Expires 06/06/2005

                               STATE OF MICHIGAN
                                                                SS.:
                               COUNTY OF WAYNE.

AFFIDAVIT AS TO                N.A. Khouri, being duly sworn, says: that he is
CONSIDERATION AND GOOD FAITH.  the Vice President and Treasurer of THE DETROIT
                               EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor;
                               that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                      /s/ N.A. Khouri
                                                      --------------------
                                                      N.A. Khouri

                               Sworn to before me this 2nd day of October, 2001

                               /s/ Christina R. Jacobson
                               ---------------------------
                               Christina R. Jacobson, Notary
                               Wayne County, MI
                               My Commission Expires 3/5/05
                               (Notarial Seal)